SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, For use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CITYXPRESS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
 (1) Title of each class of securities to which transaction applies:
 (2) Aggregate number of securities to which transaction applies:
 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
 (4) Proposed maximum aggregate value of transaction:
 (5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed.

By Order of the Board of Directors

______________________________

/s/  Ken Bradley

Secretary

To Our Shareholders:

November 01, 2002

In spite of a very tough economy and a protracted advertising slump in the newspaper industry, CityXpress has continued to make progress on fulfilling its business plan.  Revenues increased steadily quarter over quarter, with annual revenue up 112% over 2001 and our fourth quarter revenue up 152% over the comparative quarter one year ago.  Our measures to reduce expenses reduced our operating costs by 24% over the previous fiscal year and have positioned the company to be profitable in the coming year.

Over and above our improving financial picture, 2002 was significant from a product development perspective.  As well as continuing to improve our special section products, CityXpress introduced its new newspaper auction product in February 2002.  Reaction from newspapers has been very positive. Including auctions we are running this month, 10 U.S. dailies will have successfully run Xpress Auctions using our product, many of which have been test runs for the newspaper's parent organization.

To strengthen our internal resources and expand our customer base, CityXpress acquired Canada's leading newspaper auction vendor, 10digit Communications.  10digit had conducted 30 auctions for newspapers, including 24 for CanWest Global, Canada's largest media group.

Our streamlining of operations and reduction of expenses has not sacrificed our core strengths. We have maintained our development and marketing programs intact.  Sales and marketing budgets have been used effectively to target our message to the newspaper market and to continue to build the network of newspapers using our special section and auction products.  The company has also enjoyed regular coverage in trade publications which further entrenches the company as a leader in its target market.

We believe that fiscal 2003 will mark an important milestone in the development of our company.  We are committed to two goals for the coming year: achieve profitability and continue building a world class organization committed to providing our customers the very best in service.  The company firmly believes achieving these milestones will result in increased shareholder value.

I thank our employees who share a commitment to quality in all we do and a belief in the company's vision and our shareholders whose continued support has given us the opportunity to realize our goals.

Sincerely,

Phil M. Dubois

President & CEO

Notice of Annual General Meeting of Shareholders

To Be Held on __________________, 2002

To the Shareholders of CityXpress Corp.

 NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of CityXpress Corp. has been called and will be held on __________________, 2002 in the CityXpress Boardroom at Suite 200, 1727 West Broadway, Vancouver, BC, Canada, V6J 4W6 commencing at 3:00 p.m., local time, for the following purposes:

    To elect five (5) Directors of the Company to serve until the next Annual General Meeting of Shareholders and until their successors are duly elected and qualified;

    To approve an amendment to the Company's 1999 Stock Option Plan;

    To ratify the appointment of Grant Thornton LLP as the independent auditors for the Company for the 2003 fiscal year, and;

    To transact such other business as may properly come before the Annual General Meeting of Shareholders or any adjournment thereof.

The record date for determining shareholders entitled to vote at the Annual General Meeting of Shareholders is October 25, 2002 and only shareholders of record at the close of business on that date will be entitled to vote at the Annual General Meeting, and any adjournment thereof.

IT IS REQUESTED WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL GENERAL MEETING, THAT YOU COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.  IF YOU ATTEND THE ANNUAL GENERAL MEETING AND DESIRE TO VOTE IN PERSON YOU MAY DO SO.  A PROXY MAY BE REVOKED AT ANYTIME BEFORE IT IS VOTED.

By Order of the Board of Directors

Phil Dubois,

President & CEO

CITYXPRESS CORP

Suite 200

1727 West Broadway

Vancouver, British Columbia V6J 4W6

______________________________________________________________________________

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD _______________, 2002

______________________________________________________________________________

Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of CityXpress Corp. (the "Company") for use at the Annual Meeting of the Company's shareholders to be held on _______________, 2002 or any adjournment(s) thereof (the "Annual Meeting") for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.  A shareholder executing and returning a proxy has the power to revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting, by filing a duly executed proxy bearing a later date or by voting in person at the Annual Meeting.  Unless so revoked, the persons appointed by the enclosed proxy have advised the Board of Directors that it is their intention to vote at the Annual Meeting in compliance with the instructions on the proxy and, if no contrary instruction is indicated on the proxy, for the election of the persons nominated to serve as directors, to approve the amendment to the Company's 1999 Stock Option Plan, to ratify the appointment of Grant Thornton LLP as independent auditors for the Company, and in accordance with their best judgment on any other matters properly brought before the Annual Meeting as described herein.  The Board of Directors is not aware of any other matter which may come before the Annual Meeting.  The persons appointed in the enclosed proxy may, at their discretion, vote the proxy to adjourn the Annual Meeting from time to time.

When stock is held of record in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary.  If the shareholder is a corporation, the proxy should be signed in the name of such corporation by an authorized officer.  If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished to the Company.

This Proxy Statement and the form of proxy which is enclosed and the Company's 2002 Annual Report on Form 10-KSB are first being mailed to the Company's shareholders entitled to vote at the Annual Meeting commencing on or about _______________, 2002.

The cost of soliciting proxies will be paid by the Company.  Solicitations may be made by mail, personal interview, telephone, and facsimile by officers and regular employees of the Company, who will receive no additional compensation for their services.  The Company will reimburse banks, brokers and other nominees for their reasonable expenses in forwarding proxy material to the beneficial owners for whom they hold shares.

Only holders of record of the Company's shares of Common Stock (the "Common Stock") at the close of business on October 25, 2002 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.  On October 25, 2002 there were 24,308,175 shares of Common Stock issued and outstanding.  Each share of Common Stock is entitled to one vote for each matter considered. A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, in person or by proxy, to constitute a quorum for the transaction of business.  Shares represented by proxies that reflect abstentions or include "broker non-votes" will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Under applicable Florida laws and the Company's Articles of Incorporation and Bylaws (i) for the election of directors, which requires a plurality of the votes cast at the Annual Meeting, only proxies and ballots indicating votes "FOR all nominees", "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; and (ii) for the adoption of all other proposals, which are decided by a majority of the shares of Common Stock of the Company outstanding or present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR", "AGAINST" or "ABSTAIN" on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote.  "Broker non-votes" are not counted for purposes of determining the number of votes cast with respect to a particular proposal, and whether a proposal has been approved.

The mailing address of the principal corporate office of the Company is Suite 200, 1727 West Broadway, Vancouver, British Columbia, Canada, V6J 4W6.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Any shareholder of record at the close of business on October 25, 2002 (the "Record Date") will be entitled to vote at the Annual Meeting.  On the Record Date, there were issued and outstanding 24,308,175 shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDER SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Unless otherwise indicated, the following table sets forth certain information available to the Company as of October 25, 2002, regarding (a) the ownership of the Company's common stock by (i) each of the Company's directors and nominees; (ii) each of the Company's named executive officers; and (iii) all directors and executive officers of the Company as a group; and (b) the ownership of the Company's common stock by all those known by the Company to be beneficial owners of more than five percent (5%) of its outstanding common stock.

Title of Class

Name and Address of Beneficial Owner

Amount and Nature of Beneficial Ownership

Percentage of Class (8)

Common Shares

 Phil Dubois
Suite 200 - 1727 West Broadway
Vancouver, BC V6J 4W6

3,538,050 (1),(7),(11)

14.0% (8)

Common Shares

 Ken Bradley
Suite 200 - 1727 West Broadway
Vancouver, BC V6J 4W6

3,578,050 (2),(7),(12)

14.2% (8)

Common Shares

 Derek Mather
Suite 200 1727 West Broadway
Vancouver, BC V6J 4W6

40,000 (9)

0.2% (8)

Common Shares

 Ken Spencer
Suite 200 - 1727 West Broadway
Vancouver BC V6J 4W6

1,975,480 (3),(7),(10)

7.8% (8)

Common Shares

 Jim MacKay
Suite 200 - 1727 West Broadway
Vancouver BC V6J 4W6

350,000 (4)

1.4% (8)

Common Shares

 Bob Smart
Suite 200 - 727 West Broadway
Vancouver BC V6J 4W6

75,000 (5)

0.3% (8)

Common Shares

 Ian Thomas
Suite 200 - 1727 West Broadway
Vancouver BC V6J 4W6

75,000 (6)

0.3% (8)

All officers and directors as a group (7)

9,631,580

39.6% (8)

  Includes 71,000 shares of common stock owned by Mr. Dubois's wife. Also includes 555,800 shares of common stock, which may be purchased pursuant to warrants granted by the Company.

  Includes 71,000 shares of common stock owned by Mr. Bradley's wife. Also includes 595,800 shares of common stock, which may be purchased pursuant to warrants granted by the Company.

  Includes 795,240 shares of common stock that may be purchased pursuant to warrants granted by the Company. These warrants were purchased by him from the Company in two private placements.

  Includes 350,000 shares of common stock, which may be purchased pursuant to options granted by the Company.

  Includes 75,000 shares of common stock, which may be purchased pursuant to options granted by the Company.

  Includes 75,000 shares of common stock which may be purchased pursuant to options granted by the Company

  Certain of these shares are subject to transfer restrictions.

  The percentages in this table are based on a total number of outstanding common shares at September 27, 2002, of 24,308,175 plus it assumes the warrants or options granted to each director or executive officer has been 100% exercised by them.  Therefore each executive officer or directors percentage has been adjusted by their specific option or warrants grants.  If all the options and warrants granted to executive officers and directors were exercised the total outstanding common shares would be 27,590,015.

  Includes 40,000 shares of common stock, which were purchased by Mr. Mather since becoming a director on September 18, 2002.

  Includes 135,000 shares of common stock, which may be purchased pursuant to options granted by the Company.

  Includes 350,000 shares of common stock, which may be purchased pursuant to options granted by the Company.

  Includes 350,000 shares of common stock, which may be purchased pursuant to options granted by the Company.

Should Lee convert their $3,000,000 of convertible debenture to common stock of the Company it would own 15,425,156 common shares in the Company, which would represent a percentage ownership of 38.8%.  This percentage ownership is based on outstanding shares of 39,733,331.

ITEM 1

ELECTION OF DIRECTORS

The Company proposes that the following five (5) individuals be elected to the Board of Directors of the Company.  Information regarding the persons nominated to stand for election at the Annual Meeting appear in the sections below.

Directors nominated herein are elected to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified.  Nominees receiving a plurality of the votes cast will be elected as directors.  The enclosed form of proxy provides a means for the holders of Common Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees.  The Company is not aware of any reason why any of the nominees, if elected, would be unable to serve as a director.  If an unexpected occurrence makes it necessary, in the judgment of the Board of Directors, that some other person be substituted for any of the nominees, shares represented by proxies will be voted for such other person as the Board may select.

Vacancies on the Board of Directors may be filled by the Board of Directors until the next annual meeting of shareholders.  Proxies cannot be voted on the election of directors for a greater number of persons than five (5), which is the number of nominees named herein.

In the election of directors, a shareholder has the right to vote the number of shares owned by the shareholder for as many persons as there are directors to be elected.  The Company's Articles of Incorporation do not permit cumulative voting.

NOMINEES TO SERVE AS DIRECTORS

Name

Age

Director Since

Position(s) Held

Ken R. Bradley

55

January 1999

Chief Operating Officer & CFO

Phil M. Dubois

55

January 1999

President & CEO

Derek Mather

69

September 2002

President, Ventures Management Inc.

Bob Smart

51

August 1999

Partner, Radford & Smart

Ken Spencer

58

August 1999

Chairman of the Board

Business Experience of the Nominees for the Board of Directors

Ken R. Bradley, age 55, has served as Chief Operating Officer, CFO and a director of the Company since the acquisition of Xceedx on January 27, 1999.  From January 1996 to present, Mr. Bradley serves as Vice President Finance, Vice President of Operations and a director of Xceedx a company he co-founded in 1996. Since January 27, 1999, Mr. Bradley serves as Vice President Finance and director of WelcomeTo. From September 1994 to December 1995, Mr. Bradley was an independent consultant providing consulting services to technology companies.  From September 1990 to August 1994, Mr. Bradley was Vice President Finance and Administration at Modatech Systems Inc., a company in the North American sales force automation marketplace.  Mr. Bradley's past experience also includes serving as Regional Controller at Domtar Packaging, a national company involved in the manufacturing of corrugated containers.  From February 1983 to January 1987, Mr. Bradley served as Manager of Finance and Administration at Mobile Data International Inc., a company that developed mobile data terminals that operated over radio frequency.  Mr. Bradley is a Certified Management Accountant.

Phil M. Dubois, age 55, has served as President, CEO and a director of the Company since the acquisition of Xceedx on January 27, 1999. From January 1996 to present, Mr. Dubois serves as President, CEO and a director of Xceedx a company he co-founded in 1996. Xceedx was a developer of eCommerce software solutions.  Since January 27, 1999, Mr. Dubois is also President, CEO and a director of WelcomeTo. From September 1994 to December 1995, Mr. Dubois was an independent consultant providing consulting services to technology companies. From May 1992 to August 1994, Mr. Dubois served as President and CEO of Modatech Systems Inc., a company in the North American sales force automation marketplace.  From May 1989 to May 1992, Mr. Dubois served as Vice President of Development of Modatech. From May 1989 to August 1994, Mr. Dubois was a director of Modatech.  Mr. Dubois is the past chair of AceTech and a director of AceTech, a not-for-profit association of high tech CEOs.

Derek Mather, age 69, has been President and CEO of Ventures Management Inc. for the past 5 years which is active in various technology infrastructure initiatives such as AceTech and Science World.  Mr. Mather's career included several years with the Investment Department of the Sun Life Assurance Co. followed by a career in venture capital, first with Canadian Enterprise Development Corp. (CED) which he helped create and then as founding President and CEO of Vencap Equities Alberta Ltd.  While with CED, he was appointed President and CEO of Westmills Carpets Ltd., which he assisted to return to profitable operations.  Mr. Mather's is a graduate in Business from McGill University.

Bob Smart, age 51, has served as a director since August 25, 1999. Mr. Smart has over 20 years of senior management experience in a variety of businesses.  He currently is a Partner in the consulting firm of Radford & Smart, a position he has held since February 1999. From June 1998 to February 1999, he served as Executive Vice President and a director of Bargain Castle International Discount Centres Ltd., a wholesale and retail products liquidator. From December 1997 to June 1998, Mr. Smart served as President of Webcastsystems Inc., a software developer.  From October 1996 to December 1997, he served as President of ActionView Advertising Ltd. an outdoor advertising media company.  From October 1994 to October 1996 Mr. Smart served as Vice President Corporate Development of Imperial Ginseng Products Ltd., a grower and distributor of ginseng and ginseng products.

Ken Spencer, age 58, has served as Chairman and a director of the Company since August 3, 1999.  In 1983, Mr. Spencer co-founded Creo Products, a company that manufactures complex, high-value equipment utilizing precision mechanics, digital design, lasers, optics and software for the printing industry. He served as CEO of Creo Products from 1985 to 1995, and as Chairman of the Creo Products Board of Directors from 1985 to 1996. Mr. Spencer remains a director of Creo Products.  Mr. Spencer also serves as a director of Twinstand Therapeutics (formerly De Novo Enzymes), a bio-technology company, Science World, a government organization that promotes science and technology throughout the province of British Columbia and the BC Institute of Technology and served as Chairman of the Board of Spectrum Signal Processing from December 1997 to January 2002.

Board and Committee Meetings

During the Company's fiscal year ended June 30, 2002, the Board of Directors met 6 times.  The Board of Directors has an Audit Committee and a Compensation Committee.  With the exception of one meeting, which was attended by 3 of the 4 directors, each director attended all meetings of the Board of Directors.

The Audit Committee makes recommendations as to the selection of independent auditors, evaluates the audit services and the Company's financial, accounting and internal audit policies, functions and systems, and approves the engagement of independent auditors to provide non-audit services.  The Audit Committee met 2 times during the Company's fiscal year ended June 30, 2002.  The Audit Committee consists of Messrs. Spencer, Smart, Dubois and Bradley.  Each member of the Audit Committee attended all meetings of the Committee.

The Compensation Committee makes recommendations as to the compensation and benefits to be paid to the Company's officers and directors.  The Compensation Committee met 1 time during the Company's fiscal year ended June 30, 2002.  The Compensation Committee consists of Messrs. Spencer, Smart, Dubois and Bradley.  Each member of the Compensation Committee attended all meetings of the Committee.

Compensation Committee Interlocks and Insider Participation

Mr. Bradley, who is the Company's Chief Operating Officer and CFO, and Mr. Dubois, who is the Company's President and CEO, are both members of the Audit Committee and Compensation Committee. For additional information regarding Mr. Bradley and Mr. Dubois refer to the section herein captioned "INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS".

Directors Remuneration

In the Company's fiscal year ended June 30, 2002, Directors of the Company did not receive any cash compensation from the Company for their services as directors.

Compensation of Officers and Directors

As of June 30, 2002, the Company's executive officers consisted of: Phil Dubois, President and CEO; Ken R. Bradley, Chief Operating Officer and CFO; Jim MacKay Vice President Sales & Marketing.  Mr. Forgeron ceased employment with the Company on September 05, 2000.

During the year ended June 30, 2002, salary compensation was paid to our executive officers.  The following table contains information concerning compensation paid to named executive officers for the financial years ended June 30, 2002, June 30, 2001, and June 30, 2000.

SUMMARY COMPENSATION TABLE

Annual Compensation

Long-Term Compensation

Awards

Pay-Outs

Name and
Principal Position

Year

Salary
($)

Bonus
($)

 Other
Annual
Compen-
sation
($)

Restricted
Stock
Award(s)
($)

 Securities
Under-
lying
Options
SARs(#)

LTIP
Payouts

All Other
Compen-
sation
($)

 Phil Dubois
President & CEO

 2002
2001
2000

 68,852
67,752
48,629

 Nil
Nil
Nil

 Nil
Nil
Nil

 Nil
Nil
Nil

 350,000
Nil
Nil

 Nil
Nil
Nil

 Nil
Nil
Nil

 Ken Bradley
COO & CFO

 2002
2001
2000

 68,852
67,752
48,629

 Nil
Nil
Nil

 Nil
Nil
Nil

 Nil
Nil
Nil

 350,000
Nil
Nil

 Nil
Nil
Nil

 Nil
Nil
Nil

Brent Forgeron VP (1)

 2002
2001
2000

 Nil
21,173
40,759

 Nil
Nil
Nil

 Nil
Nil
Nil

 Nil
Nil
Nil

 Nil
Nil
Nil

 Nil
Nil
Nil

 Nil
Nil
Nil

Jim MacKay VP (2)

 2002
2001
2000

 81,000
80,000
12,500

 Nil
Nil
Nil

 Nil
Nil
Nil

 Nil
Nil
Nil

 100,000
250,000
Nil

 Nil
Nil
Nil

 Nil
Nil
Nil

Note (1) Mr. Forgeron ceased employment with the Company on September 5, 2000.

Note (2) Mr. MacKay commenced employment with the Company on April 17, 2000.

Stock Options

 The following stock purchase options were granted by the Company during the fiscal years ended June 30, 2001 and June 30,2002.

 On November 10, 2000, the Company granted 65,000 share purchase options for its common shares to certain of its employees. These share purchase options are exercisable until November 10, 2004 at an exercise price of $0.25 per common share.  The share purchase options become exercisable as to one third of the option shares on each of the first, second, and third anniversaries of the date the share purchase options are granted, provided that the employee is employed by the Company on each such anniversary date.  These share purchase options were granted under the Company's 1999 Stock Option Plan.

On March 29, 2001, 90,000 share purchase options to acquire common shares were granted to certain employees.  These share purchase options are exercisable until March 29, 2005 at an exercise price of $0.25 per common share.  The share purchase options become exercisable as to one third of the option shares on each of the first, second, and third anniversaries of the date the share purchase options are granted, provided that the employee is employed by the Company on each such anniversary date.  These share purchase options were granted under the Company's 1999 Stock Option Plan.

On May 29, 2001, 60,000 share purchase options to acquire common shares were granted to an employee.  These share purchase options are exercisable until May 29, 2005 at an exercise price of $0.25 per common share.  The share purchase options become exercisable as to one third of the option shares on each of the first, second, and third anniversaries of the date the share purchase options are granted, provided that the employee is employed by the Company on each such anniversary date. The share purchase options were granted under the Company's 1999 Stock Option Plan.

On June 14, 2001, 600,000 share purchase options to acquire common shares were granted to certain employees.  These share purchase options are exercisable until June 14, 2004 at an exercise price of $0.25 per common share.  The share purchase options become exercisable as to one third of the option shares on June 14, 2001 and one third on the second, and third anniversaries of the date the share purchase options are granted, provided that the employee is employed by the Company on each such anniversary date.  These share purchase options were granted under the Company's 1999 Stock Option Plan.

On November 29, 2000, the Company granted 85,000 share purchase options to directors.  These share purchase options are exercisable until November 30, 2003 at an exercise price of $0.25 per common share.  These share purchase options are exercisable from November 29, 2001 to November 30, 2003.

On December 8, 2000, the Company cancelled 490,000 stock options that were granted to certain employees in July 1999.  These share purchase options were granted on May 15, 2000 at an exercise price of $0.25 per common share until May 15, 2004.  The share purchase options become exercisable as to one third of the option shares on each of the first, second, and third anniversaries of the date the share purchase options are granted, provided that the employee is employed by the Company on each such anniversary date.  The share purchase options were granted under the Company's 1999 Stock Option Plan.

On November 29, 2001, the Company granted 75,000 share purchase options to a consultant for services rendered.  These share purchase options are exercisable until November 30, 2004 at an exercise price of $0.25 per common share.

On November 29, 2001, 70,000 share purchase options to acquire common shares were granted to certain employees.  These share purchase options are exercisable until November 29, 2005 at an exercise price of $0.25 per common share.  The share purchase options become exercisable as to one-third of the option shares on November 29, 2002, and one-third on the second and third anniversaries of the date the share purchase options are granted, provided that the employee is employed by the Company on each anniversary date.  These share purchase options were granted under the Company's 1999 Stock Option Plan.

On June 28, 2002, 1,225,000 share purchase options to acquire common shares were granted to certain employees.  These share purchase options are exercisable until June 28, 2005 at an exercise price of $0.25 per common share.  The share purchase options become exercisable as to one-third of the option shares on June 28, 2003 and one-third on the second and third anniversaries of the date the share purchase options are granted, provided that the employee is employed by the Company on each anniversary date.  These share purchase options were granted under the Company's 1999 Stock Option Plan.

As of June 30, 2002, 350,000 stock options have been granted to Mr. Phil Dubois President & Chief Executive Officer and Mr. Ken Bradley Chief Operating Officer & Chief Financial Officer and, 350,000 options have been granted to Mr. Jim MacKay VP Sales & Marketing

As of June 30, 2002, 2,890,000 stock options are outstanding as explained in Note 14(b) of the audited consolidated financials, which are enclosed.

The following table summarizes information concerning options granted to named executive officers and directors for the fiscal year ended June 30, 2002:

OPTIONS / SAR GRANTS IN LAST FISCAL YEAR

Individual Grants

 Name

Number of Securities Underlying Options/SARs Granted

% of Total Options/SARs Granted to Employees in Fiscal Year

Exercise or Base Price ($/Share)

Expiration Date

Phil Dubois

350,000

27.0% (2)

$0.25

June 28, 2006

Ken Bradley

350,000

27.0% (2)

$0.25

June 28, 2006

Jim MacKay

100,000

7.7% (2)

$0.25

June 28, 2006

Ken Spencer (1)

Nil

N/A

N/A

N/A

Bob Smart (1)

Nil

N/A

N/A

N/A

Ian Thomas (1)

Nil

N/A

N/A

N/A

Total Granted

800,000

61.7% (2)

Note (1) there were no options granted by the Company to these specified directors during the year ended June 30, 2002.

Note (2) the percentage of total options granted was based on 1,295,000 options granted to employees and officers in the year ending June 30, 2002.

The following is a summary of the share purchase options exercised by the Company's directors and officers during the fiscal year ended June 30, 2002:

 AGGREGATED OPTION/SAR EXERCISES DURING THE LAST
FISCAL YEAR END AND FISCAL YEAR END OPTION/SAR VALUES

Name

Common Shares Acquired on Exercise (#)

Aggregate Value Realized ($)

No. of Securities Underlying Unexercised Options at Fiscal year-end

 Value of Unexercised in-the-Money Options/SARs at Fiscal
  Year-End
($)

Exercisable

Unexercisable

Phil Dubois

Nil

Nil

Nil

350,000

N/A

Ken Bradley

Nil

Nil

Nil

350,000

N/A

Ken Spencer (1)

Nil

Nil

111,667

23,333

Nil

Bob Smart (1)

Nil

Nil

58,333

16,667

Nil

Ian Thomas (1)

Nil

Nil

58,333

16,667

Nil

Jim MacKay

Nil

Nil

166,667

183,333

Nil

Total

Nil

Nil

395,000

940,000

Nil

Note (1) There were no options granted by the Company to these specified directors noted during the year ended June 30, 2002.

The following is a summary of long-term incentive plans granted to the Company's directors and officers and during the fiscal year ended June 30, 2002:

LONG-TERM INCENTIVE PLANS : AWARDS IN LAST FISCAL YEAR

Name

 Number of Shares, Units or Other Rights
#

Performance or Other Period Until Maturation or Pay-Out

Threshold ($ or #)

Target ($ or #)

Maximum ($ or #)

Phil Dubois (1)

Nil

Nil

Nil

Nil

Nil

Ken Bradley (1)

Nil

Nil

Nil

Nil

Nil

Ken Spencer

Nil

Nil

Nil

Nil

Nil

Bob Smart

Nil

Nil

Nil

Nil

Nil

Ian Thomas

Nil

Nil

Nil

Nil

Nil

Jim MacKay

Nil

Nil

Nil

Nil

Nil

Description of 1999 Stock Option Plan

 The Company's 1999 Stock Option Plan (the "Stock Option Plan") was adopted by the Board of Directors and approved by the Company's shareholders on August 25, 1999.  The purpose of the Plan is to reward the contributions made to the Company by employees, directors and consultants, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals upon whom the Company's sustained growth and financial success depend.  Pursuant to the Stock Option Plan, the Company may grant or issue stock options to directors, officers, advisors and employees of the Company or any other person or company engaged to provide ongoing services to the Company. The Company reserved on August 25, 1999, 2,000,000 shares under the stock option.

The Board of Directors determines the terms and provisions of the stock options granted under the Stock Option Plan.  The Stock Option Plan may be amended at any time by the Board of Directors, although certain amendments may require shareholder approval.  On November 29, 2000, the Board of Directors amended the stock option plan to increase the number of common shares available for grant from 2,000,000 to 3,000,000 shares of common shares.  This amendment was approved by the shareholders at the Annual Meeting of shareholders held on November 29, 2000.  The Board of Directors may terminate the Stock Option Plan at any time.

Compensation of Directors

The only compensation received for serving as Directors is the options granted to each director.

Executive Officers Consulting Agreement

On January 21, 1999, the Company entered into separate Consulting Agreements with Phil Dubois and Ken Bradley, named executive officers of the Company.  Pursuant to these Consulting Agreements, Mr. Dubois and Mr. Bradley provide corporate financing and business strategy consulting services to and on behalf of the Company and each receive compensation of $6,000 Canadian per month.

 On November 1, 2000, the Company increased compensation to $10,000 Canadian per month for both Mr. Dubois and Mr. Bradley.

 Each consulting agreement is for a term of two years.  The Company may renew either or both of the consulting agreements for successive terms of a duration decided by the Company by written notice to the other party.  Absent agreement by the parties or notice by the Company, each of the Consulting Agreements automatically renews for a one-year term.  Each consulting agreement contains confidentiality and certain non-compete provisions.  Each consulting agreement provides that the Company determines what corporate benefit plans and programs Mr. Dubois or Mr. Bradley will participate in and the terms of such participation.

 The Company has the right to terminate Mr. Dubois at any time for legal cause without notice or payment to him.  If the Company terminates the consulting agreement of Mr. Dubois without cause, the Company is obligated to pay him $12,000 Canadian for each month remaining in the term of the Consulting Agreement.

 The Company has the right to terminate Mr. Bradley at any time for legal cause without notice or payment to him.  If the Company terminates the Consulting Agreement of Mr. Bradley without cause, the Company is obligated to pay him $12,000 Canadian for each month remaining in the term of the Consulting Agreement.

Either Mr. Dubois or Mr. Bradley may terminate his Consulting Agreement on three- (3) month's prior notice to the Company.

 On December 31, 2000, the consulting agreements with Phil Dubois and Ken Bradley were not renewed.  Subsequently, on January 1, 2001, Mr. Dubois and Mr. Bradley became fulltime employees of the Company and each receives compensation of $10,000 Canadian per month.

Compensation Committee Report

The Compensation Committee of the Company is composed of four members: two are independent directors and non-employees; two are directors and members of executive management.  CityXpress directors have no "interlocking relationships" as defined by the SEC.  The Compensation Committee sets compensation policies for officers and directors of the Company.

The Compensation Committee supports the philosophy that the relationship between pay and individual performance is the cornerstone of the Company's compensation program.  The Compensation Committee makes recommendations to CityXpress' Board of Directors with a view to:  (i) ensuring that a competitive and fair total compensation package is provided the officers in order to recruit and retain quality personnel, (ii) ensuring that written performance evaluations are made not less frequently than annually, and (iii) periodically reviewing and revising salary ranges and total compensation programs for officers using information provided by current surveys of peer group market salaries for specific jobs and general industry salary surveys.  The Compensation Committee believes that significant ownership of Common Stock by officers is desirable in that it more closely aligns the upside and downside risk of return for these individuals with the Company's shareholders.

Base Salaries

In establishing officer salaries and increases, the Compensation Committee considers individual performance and the relationship of total compensation to the defined salary market.  The decision to increase base pay for officers is recommended by the Compensation Committee and approved by the Board of Directors.  Information regarding salaries paid by similar software companies is obtained through formal salary surveys and other means and is used in the decision process to ensure competitiveness with CityXpress' peers and competitors.

CityXpress' general philosophy is to provide base pay competitive with other software companies and Internet application service providers of similar size in the Pacific Northwest.  Annual cash incentives are paid based on the Company's achievement of defined financial goals.

Chief Executive Officer and Chief Operating Officer Compensation

CityXpress' Compensation Committee formally reviews the compensation paid to the Chief Operating Officer and the Chief Executive Officer of the Company in November of each year.  Compensation, including salary and cash incentives for such officers, is based on various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation.  While the Compensation Committee considers more or less equally such performance measures as growth in revenues, net operating income and cash flow, it does not apply any specific quantitative formula in making compensation recommendations.  The Compensation Committee also values achievements that may be difficult to quantify and recognizes the importance of such qualitative factors. Compensation for the Chief Executive Officer and the Chief Operating Officer is set by the Board of Directors.

Annual Cash Incentives

The salaries of Mr. Dubois President & CEO and Mr. Bradley Chief Operating Officer & CFO were increased from $67,758 to $77,922. During the fiscal year ended June 30, 2002, Mr. Dubois and Mr. Bradley voluntarily cut their respective salaries from $77,922 to $68,852 to reduce operating expenses and re-direct cash savings into operations.

CityXpress believes that cash incentives should be utilized to better align pay with individual and Company performance.  Funding for any Cash Incentive Plan will be dependent on CityXpress first attaining adequate financing and the Company meeting defined performance thresholds.  Once such thresholds are attained, the Compensation Committee, based in part upon recommendations from CityXpress' Chief Executive Officer, may approve awards to those officers who have made superior contributions to Company performance as measured and reported through established individual performance goals.  This philosophy, when fully implemented, is designed to better control overall expenses associated with future performance.

Long-Term Incentives

The Company maintains its 1999 Employee Stock Option Plan pursuant to which directors, officers, advisors and employees may be awarded options to purchase Common Shares.  In the year ended June 30, 2002, 250,000 stock options were awarded to each of Mr. Bradley and Mr. Dubois.

$1 Million Deduction Limit

At this time, the Company is not at risk of losing deductions under the recently enacted $1 million deduction limit on executive pay established under Section 162(m) of the Internal Revenue Code of 1986.  As a result, the Committee has not established a policy regarding this limit.

Summary

In summary, CityXpress' executive compensation for the fiscal year ended June 30, 2002 was based on an understanding that the Company was a development stage company that lacked the resources to competitively compensate its executive officers.  The Compensation Committee recognizes that the compensation of the Company's Chief Executive Officer, Chief Operating Officer and Vice President Sales and Marketing is significantly less than salaries paid to executive officers in comparable companies of similar size.

This concludes the report of the Compensation Committee.

Ken Bradley, Bob Smart, Ken Spencer, Phil Dubois

Audit Committee Report

 The Audit Committee of the Board of Directors, which consists of four members: two are independent directors and non-employees directors (as that term is defined in Rule 4200 (a) of the National Association of Securities Dealers' Marketplace Rules); two are directors and members of executive management, has furnished the following report:

 The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes.

 Management has primary responsibility for the Company's financial statements, and the overall reporting process, including its system of internal controls.  Grant Thornton LLP (GT), the Company's independent auditors, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects our financial position, results of operations and cash flow under accounting principles generally accepted in the United States.

 In fulfilling its responsibilities for the review of the Audited Consolidated Financial Statements for the year ended June 30, 2002, the Audit Committee:

  Reviewed and discussed the Audited Consolidated Financial Statements for the year ended June 30, 2002 with management and GT

  Discussed with GT the matters required to be discussed in Statement of Auditing Standards No. 61 relating to the scope and results of the audit

  Received written dislcosure and the letter from GT regarding its independence as required by the Independence Standards Board No.1. The Audit Committee discussed with GT their independence

  Reviewed the Memorandum of Recommendations on internal weaknesses prepared by GT and the recommendations for improvement prepared by management

 Based upon this review, the Audit Committee recommended to the full Board of Directors that the Audited Consolidated Financial Statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2002 filed with the United States Securities and Exchange Commission ("SEC").

 The Board of Directors of the Company has not adopted a written charter for its Audit Committee.

 Audit Committee of the Board of Directors:

 Bob Smart, Ken Spencer, Phil Dubois, Ken Bradley

Independent Public Accountants

 General:  During the fiscal year ended June 30, 2002, the Company engaged Grant Thornton LLP (GT) to provide certain audit services, including the audit for the annual financial statements, and review of the second and third quarterly financial data furnished by the Company to the SEC for the quarters ended December 31, 2001, and March 31, 2002, services performed in connection with filing this Proxy Statement and the Annual Report on Form 10-KSB by the Company with the SEC, attendance at meetings with the Audit Committee and consultation on matters relating to accounting, tax and financial reporting.  GT has acted as independent chartered accountants for the Company since November 29, 2001.  Neither GT nor any of its associates has any relationship to the Company or any of its subsidiaries except in its capacity as independent chartered accountants.  For the first quarter ended September 30, 2001, Ernst & Young LLP (E&Y) reviewed the quarterly data furnished by the Company to the SEC.  E&Y acted as independent chartered accountants for the Company from April 1999 to November 2001.  Neither E&Y nor any of its associates has any relationship to the Company or any of its subsidiaries except in its capacity as chartered accountants.

 On December 17, 2001, the Company terminated its relationship with Ernst & Young LLP ("Ernst & Young") as the Company's independent chartered accountants. The decision to change accountants was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

 During the Company's two most recent fiscal years ended June 30, 2001 and during the interim period from July 1, 2002 to December 17, 2001, there were no disagreements between the Company and Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter of the disagreement in its report.

 The report of Ernst & Young on the consolidated financial statements of CityXpress.com Corp. and its subsidiaries as of and for the years ended June 30, 2001 and June 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except the report contained a qualification as to uncertainty to the effect that the Company's recurring losses from operations raised substantial doubt about the Company's ability to continue as a going concern.

 The Company expects that representatives of GT will attend the Annual Meeting of Shareholders.  These representatives will be available to respond to appropriate questions raised orally and will be given the opportunity to make a statement if they so desire.

 Audit Fees: The aggregate fees billed to the Company for the fiscal year ended June 30, 2002, for professional services rendered are as follows:

Type of Service

Amount of Fee

Audit Fees

$24,660

Financial Information Systems Design and Implementation Fee

$ 0

All Other Fees

$ 1,000

Total Audit Fees

$25,660

 The Audit Committee has considered the provision of the services covered by "Financial Information Systems Design and Implementation Fees" and "All other Fees" and believes such fees are compatible with maintaining the independence of GT.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

General

Pursuant to a share purchase agreement dated January 7, 1999, the shareholders of WelcomeTo sold their 100% interest in WelcomeTo to CityXpress for 8,510,000 shares in CityXpress which represented a controlling interest of approximately 62.5%.  For accounting purposes this transaction was considered the recapitization of WelcomeTo and the acquisition of CityXpress by WelcomeTo.  For a more detailed description of this transaction see Item 1 "Description of Business : Corporate History".

On January 27, 1999, CityXpress acquired all of the issued and outstanding shares of Xceedx by exchanging one share of CityXpress for each share of common stock of Xceedx. As a result CityXpress issued 6,250,000 shares of common stock in a private offering under section 4(2) of the Securities Act. For a more detailed description of this transaction see Item 1 "Description of Business : Corporate History".

The following table details the number of shares issued to the following executive officers resulting from theses two purchase agreements:

Name

Acquisition date

Company

Number of Shares

Phil Dubois

January 27, 1999

Xceedx Technologies

2,561,250

Ken Bradley

January 27, 1999

Xceedx Technologies

2,561,250

Brent Forgeron

January 7, 1999

WelcomeTo Search

1,130,000

Except for (a) the issuance of shares of its stock to Mr. Forgeron pursuant to the Acquisition Agreement between WelcomeTo Search Engine, Inc. and the Company and the issuance of shares of its stock to Messrs. Dubois and Bradley pursuant to the Acquisition Agreement between Xceedx Technologies, Inc. and the Company, (b) the compensation described herein, and (c) advances to and by certain officers to cover expenses, all of which were reimbursed or repaid without interest, no director, executive officer, holder of ten percent of the Company's outstanding common stock, or any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of the Company, to the Company's knowledge, had a material interest either direct or indirect, in any particular transaction or series of transactions to which the Company or any subsidiary was a party, during the two fiscal years ended June 30, 2002, and June 30, 2001.

Shareholder Loans

The Company entered into unsecured shareholder loan agreements with Mr. Phil Dubois, the Company's President & CEO and Mr. Ken Bradley, Chief Operating Officer & CFO.  As of June 30, 2002, the installment and demand shareholder loans have various interest rates attached to them as detailed below:

Name

Loan Description

 Annual Interest
Rate at June 30, 2002

Outstanding Amount

Phil Dubois

Loan payable equal monthly installments of $763

Interest rate of 9.7%

$114,532

Phil Dubois

Loan payable on demand

CIBC Visa interest rate of 19.5%

$13,344

Phil Dubois

Loan payable on demand

Scotia McLeod interest rate of 6%

$5,873

Total Phil Dubois

$133,749

Ken Bradley

Loan payable equal monthly installments of $763

Interest rate of 9.7%

$114,531

Ken Bradley

Loan payable on demand

Interest rate of 4.5%

$7,876

Ken Bradley

Loan payable on demand

TD Bank select line interest rate of 6.75%

$16,680

Total Ken Bradley

$139,087

Total Shareholder Loans

$272,836

Executive Officer Stock Purchase Warrants

 On June 13, 2000, the Company granted 541,600 stock purchase warrants to two of the Company's executive officers as consideration for their guarantee of the demand installment loan with the CIBC bank and for two shareholder loans totaling $168,600.

 On November 10, 2000, the Company granted additional 200,000 stock purchase warrants to two of the Company's executive officers as consideration for two shareholder loans to the Company totaling $83,400

 On June 26, 2001, the Company granted 160,000 stock purchase warrants to two of the Company's executive officers as consideration for their additional two shareholder loans totaling $66,028.

 On January 31, 2000, the Company issued 250,000 common shares to Mr. Bradley and Mr. Dubois and 250,000 stock purchase warrants in a private placement.

The details of the stock purchase warrants are listed below as of June 30, 2002:

Name

Warrant Grant Date

 Warrant Price
$US

Warrant Grant Amount

 Warrant Expiry
Date

Phil Dubois

June 13, 2000

$0.25

270,800

June 13, 2005

Phil Dubois

January 31, 2000

$0.25

125,000

January 31, 2005

Phil Dubois

November 10, 2000

$0.25

80,000

November 10, 2005

Phil Dubois

June 26, 2001

$0.25

80,000

June 26, 2006

Ken Bradley

January 31, 2000

$0.25

125,000

January 31, 2005

Ken Bradley

June 13, 2000

$0.25

270,800

June 13, 2005

Ken Bradley

November 10, 2000

$0.25

120,000

November 10, 2005

Ken Bradley

June 26, 2001

$0.25

80,000

June 26, 2006

Total

1,151,600

Performance Graph

The following line-graph compares the percentage total return of the Company's common stock from November 1998 to June 2002 with that of the NASDAQ Computer Index (includes over 600 computer hardware and software companies that furnish computer programming data processing services, and firms that produce computers, office equipment and electronic components/accessories) and the Russell 2000 Index (measures the performance of 2,000 small-cap stocks).  Total return represents the change in stock price over indicated period.

CYXP

Nasdaq Computer

Russell 2000

CYXP

Nasdaq Computer

Russell 2000

Nov-98

2.88

980.46

397.75

100.00

100.00

100.00

Dec-98

2.25

1,134.19

421.96

78.13

115.68

106.09

Jan-99

6.50

1,371.80

427.22

225.69

139.91

107.41

Feb-99

4.19

1,193.77

392.26

145.49

121.76

98.62

Mar-99

5.19

1,305.01

397.63

180.21

133.10

99.97

Apr-99

3.84

1,298.83

432.81

133.33

132.47

108.81

May-99

3.00

1,234.92

438.68

104.17

125.95

110.29

Jun-99

2.47

1,386.34

457.68

85.76

141.40

115.07

Jul-99

2.56

1,365.12

444.70

88.89

139.23

111.80

Aug-99

1.18

1,494.58

427.30

40.97

152.44

107.43

Sep-99

1.38

1,503.79

414.20

47.92

153.38

104.14

Oct-99

1.38

1,613.72

428.64

47.92

164.59

107.77

Nov-99

0.75

1,834.04

454.08

26.04

187.06

114.16

Dec-99

0.38

2,325.40

504.75

13.19

237.17

126.90

Jan-00

0.85

2,212.47

496.23

29.51

225.66

124.76

Feb-00

0.70

2,667.03

577.71

24.31

272.02

145.24

Mar-00

0.52

2,641.80

539.09

18.06

269.44

135.53

Apr-00

0.31

2,253.90

506.25

59.62

229.88

127.28

May-00

0.30

1,975.68

476.18

10.42

201.51

119.72

Jun-00

0.21

2,343.97

517.23

7.29

239.07

130.04

Jul-00

0.16

2,243.84

500.64

5.56

228.86

125.87

Aug-00

0.35

2,529.99

537.89

12.15

258.04

135.23

Sep-00

0.19

2,123.49

521.37

6.60

216.58

131.08

Oct-00

0.11

1,986.81

497.68

3.82

202.64

125.12

Nov-00

0.08

1,479.43

445.94

2.78

150.89

112.12

Dec-00

0.08

1,294.97

483.53

2.78

132.08

121.57

Jan-01

0.12

1,475.98

508.34

4.17

150.54

127.80

Feb-01

0.08

1,075.16

474.37

2.78

109.66

119.26

Mar-01

0.08

888.01

450.53

2.78

90.57

113.27

Apr-01

0.08

1,061.15

485.32

2.78

108.23

122.02

May-01

0.06

1,036.90

496.50

2.08

105.76

124.83

Jun-01

0.05

1,083.72

512.64

1.74

110.53

128.88

Jul-01

0.04

1,008.74

484.78

1.39

102.88

121.88

Aug-01

0.04

849.50

468.56

1.39

86.64

117.80

Sep-01

0.02

675.39

404.87

0.69

68.89

101.79

Oct-01

0.03

821.64

428.17

1.04

83.80

107.65

Nov-01

0.03

977.73

460.78

1.04

99.72

115.85

Dec-01

0.04

980.48

488.50

1.39

100.00

122.82

Jan-02

0.04

1,004.31

483.10

1.39

102.43

121.46

Feb-02

0.06

882.99

471.29

2.08

90.06

118.49

Mar-02

0.08

906.45

506.46

2.78

92.45

127.33

Apr-02

0.06

794.33

510.67

2.08

81.02

128.39

May-02

0.06

757.16

487.47

2.08

77.22

122.56

Jun-02

0.05

681.94

462.65

1.74

69.55

116.32

Nov 30 1998

Jun 30 1999

Jun 30 2000

Jun 29 2001

Jun 28 2002

CityXpress Corp (CYXP)

100

86

7

2

2

NASDAQ Computer Index

100

141

239

111

70

Russell 2000 Index

100

115

130

129

116

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE LISTED NOMINEES AS DIRECTORS.

ITEM 2

PROPOSAL TO AMEND THE COMPANY'S 1999 STOCK OPTION PLAN

The Company's 1999 Stock Option Plan is a principal component of the Company's compensation program.  Stock options tie compensation directly to an increase in shareholder value, specifically the market price of the Common Stock.  In this way, options further align the interests of directors, officers, advisors and employees of the Company and shareholders.

Summary of the Amendment to the Company's 1999 Stock Option Plan

In order to continue and to enhance the effectiveness of the 1999 Stock Option Plan, the Board of Directors has amended the 1999 Stock Option Plan, subject to approval by shareholders at the Annual Meeting.

Prior to the amendment to the 1999 Stock Option Plan, the maximum number of shares of Common Stock that could be issued upon the exercise of options granted under the Plan is 3,000,000.  Options to purchase less than 110,000 shares remain available for grant under the Plan.

The amendment increases the number of shares of Common Stock which may be issued upon the exercise of options from 3,000,000 shares to 4,000,000 shares.

Shareholder Approval

Approval of the amendment to the 1999 Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE COMPANY'S 1999 STOCK OPTION PLAN.

ITEM 3

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal

The Board of Directors has selected Grant Thornton LLP to be the independent auditors of the Company for the fiscal year ending June 30, 2003, and proposes that the shareholders ratify this selection at the Annual Meeting.

Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Shareholder Approval

 Ratification of the selection of Grant Thornton LLP requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

RECOMMENDATION

 THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.

ITEM 4

ADDITIONAL INFORMATION - OTHER MATTERS

The Board of Directors does not know of any matters to be presented at the Annual Meeting other than as set forth in the Notice of Annual Meeting of Shareholders.  However, it is intended that proxies solicited will be voted on any matters that may properly come before the Annual Meeting in the discretion of the persons named in the proxy.

Compliance With Section 16(a) Of The Securities Exchange Act Of 1934

  Section 16 (a) of the Securities Exchange Act of 1934 requires directors and certain officers of the Company and owners of more than 10% of the Company's common shares to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Company.

During the year ended June 30, 2002, Form 4s for Mr. Dubois, Mr. Bradley and Mr. MacKay were not timely filed.

Annual Report on Form 10-KSB

A copy of the Company's Annual Report on Form 10-KSB, including financial statements and schedules, filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2002, is included in the Annual Report to Shareholders which accompanies these proxy materials.  Copies of any exhibit(s) to the Form 10-KSB will be furnished on request and upon the payment of the Company's expenses in furnishing such exhibit(s).  Any request for exhibits should be in writing addressed to Ken Bradley, Chief Operating Officer, CityXpress Corp., Suite 200, 1727 West Broadway, Vancouver, British Columbia V6J 4W6.

Shareholder Proposals For 2003 Annual Meeting

 Rules of the SEC require that any proposal by a shareholder of the Company for consideration at the 2003 Annual Meeting of Shareholders must be received by the Company no later than July 31, 2003 if any such proposal is to be eligible for inclusion in the Company's proxy materials for its 2003 Annual Meeting.  Under such rules, the Company is not required to include shareholder proposals in its proxy materials unless certain other conditions specified in such rules are met.

 In order for a shareholder to bring any business or nominations before the Annual Meeting of Shareholders, certain conditions set forth in the Company's Bylaws must be complied with, and delivery of notice to the Company not less than thirty (30) days prior to the meeting as originally scheduled.

PROXY

CITYXPRESS CORP

PROXY SOLICITED BY THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS - ____________________, 2002

The undersigned shareholder of CityXpress Corp (the Company), revoking all previous proxies, hereby appoints Phil Dubois and Ken Bradley, and each of them acting individually, as the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held in the CityXpress Boardroom located at Suite 200, 1727 West Broadway, Vancouver, Canada, V6J 4W6 on ________________, 2002, at 3:00 p.m., and any adjournment or postponement thereof. Said proxies are authorized and directed to vote as indicated with respect to the matters outlined herein.

(Continued and to be voted, signed and dated on reverse)

Please mark your votes as in this example: [X]

1. Election of Directors

[ ] For All Nominees

Ken Bradley

Phil Dubois

Derek Mather

Bob Smart

Ken Spencer

[ ] Withhold All Nominees

Ken Bradley

Phil Dubois

Derek Mather

Bob Smart

Ken Spencer

[ ] For All Nominees, except vote withheld from following nominee(s)

Ken Bradley

Phil Dubois

Derek Mather

Bob Smart

Ken Spencer

2. Proposal to approve the amendment to the Company's 1999 Stock Option Plan.

FOR

AGAINST

ABSTAIN

[ ]

[ ]

[ ]

3. Proposal to ratify the appointment of Grant Thornton LLP as independent auditors for the Company for the 2003 fiscal year.

FOR

AGAINST

ABSTAIN

[ ]

[ ]

[ ]

4. I will attend the Annual Meeting.

YES

NO

[ ]

[ ]

This proxy is solicited on behalf of the Board of Directors, unless otherwise specified, the shares will be voted "FOR" all nominees, "FOR" the proposal to amend the Company's 1999 Stock Option Plan, and "FOR" the ratification of the appointment of Grant Thornton LLP as independent auditors for the Company for the 2003 fiscal year.  This proxy delegates discretionary authority to the proxies to vote with respect to any other business which may properly come before the Meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND THE COMPANY'S PROXY STATEMENT.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

________________________________________

Name (Print)

SIGNATURE:____________________________  DATE:_________________, 2002

________________________________________

Name (Print)

SIGNATURE:____________________________  DATE:__________________, 2002

NOTE: Please sign this Proxy exactly as name(s) appear in address.  When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such.  If stockholder is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.  When stock is held in the name of two or more persons, all such persons should sign.